UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 E. Michigan St.
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Rachel A. Spearo
U.S. Bancorp Fund Services, LLC
615 E. Michigan St.
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765- 5384
Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2009

Date of reporting period:  November 30, 2009

Item 1. Reports to Stockholders.

Annual Report

November 30, 2009

Investment Adviser

Smead Capital Management, Inc.
1420 Fifth Avenue
Suite 2625
Seattle, WA 98101

Phone: 1-877-807-4122

Table of Contents

LETTER TO SHAREHOLDERS	3
EXPENSE EXAMPLE	5
INVESTMENT HIGHLIGHTS	7
SCHEDULE OF INVESTMENTS	9
STATEMENT OF ASSETS AND LIABILITIES	11
STATEMENT OF OPERATIONS	12
STATEMENT OF CHANGES IN NET ASSETS	13
FINANCIAL HIGHLIGHTS	14
NOTES TO FINANCIAL STATEMENTS	15
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	22
BASIS FOR TRUSTEES’ APPROVAL OF
INVESTMENT ADVISORY AGREEMENT	23
ADDITIONAL INFORMATION	27

Dear Shareholders:

Our second year of managing the Smead Value Fund was much like we expected it to be in the extreme. We thought that 2009 would be a profitable year, but that we would have to sweat out a great deal of volatility to gain any appreciation and dividends. After being behind in late February and early March, we were up 30.55% for our fiscal year ending November 30, 2009, versus a gain of 25.39% in the S&P 500 Index and a gain of 19.24% in the Russell 1000 Value Index for the same period.

We are very pleased with these results because the best performing stocks since the market began to rebound in March were lower quality companies. Since they were much closer to being permanently crippled by the recession, these issues dropped and rebounded more in what some have called “the dash for trash.”

Our best performing stocks in 2009 have included Nordstrom, Starbucks and Ebay. Ironically, among our worst performers were ones that were our best last year, Walmart and Amgen.  Our commitment to the drug stocks, led by Merck, has been a big positive this year. As we mentioned last year, we are very excited about the long run prospects for all of our current holdings.

Buy and Hold Investing

The New York Stock Exchange reported recently that the average holding period for shares traded on their exchange dropped below one year for the first time since the late 1920’s. In our experience, investing success is always laid at the feet of those who are willing to invest where others fear to tread and in ways that others are not willing to execute. We believe that the next ten years are likely to be very fruitful for owning large cap quality U.S. companies and holding most of them for many years. Long-term holders are very scarce and scarcity can create value.

At the same time, we are very nervous about the popularity of bonds, emerging markets and commodities like oil and gold. U.S. households have shunned U.S. common stocks and poured billions into these other categories. We could have a bifurcated stock market in 2010 if we see these popular categories falter and formerly unpopular consumer staple and healthcare stocks come out of the doghouse. Once again we thank all of you for riding along with us.

Warmest Regards,

SMEAD CAPITAL MANAGEMENT

Please see the following page for important information.

The information provided herein represents the opinion of Smead Capital Management and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Mutual fund investing involves risk.  Principal loss is possible.  The fund is non-diversified, meaning it may concentrate its assets in fewer holdings than a diversified fund.  Therefore, the fund is more exposed to individual stock volatility than a diversified fund.

Must be preceded or accompanied by a current prospectus.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security.  Please refer to the Schedule of Investments in this report for a complete list of fund holdings.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.  You cannot invest directly in an index.

The Smead Value Fund is distributed by Quasar Distributors, LLC (01/10).

SMEAD VALUE FUND
Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory fees, distribution fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (6/1/09 - 11/30/09).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of ETFs or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The example includes, but is not limited to, advisory fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

SMEAD VALUE FUND
Expense Example (Continued)
(Unaudited)

	Smead Value Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/09	11/30/09	6/1/09 – 11/30/09*
Actual	$1,000.00	$1,230.00	$7.83
Hypothetical (5% return
before expenses)	$1,000.00	$1,018.05	$7.08

*	Expenses are equal to the Fund’s annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

SMEAD VALUE FUND
Investment Highlights
(Unaudited)

The primary investment objective of the Fund is long-term capital appreciation.

Sector Breakdown
% of Investments

Average Annual Returns as of November 30, 2009

			Russell
	Smead	S&P 500	1000 Value
	Value Fund	Index	Index
One Year	30.55%	25.39%	19.24%

Annualized Since Inception (01/02/08)	(14.89)%	(11.43)%	(13.79)%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-807-4122.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

Continued

SMEAD VALUE FUND
Investment Highlights (Continued)
(Unaudited)

The returns shown assume reinvestment of Fund distributions gains and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The graph does not reflect any future performance.

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

One cannot invest directly in an index.

Growth of $10,000 Investment

*  Inception Date

SMEAD VALUE FUND

Schedule of Investments

November 30, 2009

	Shares	Value
COMMON STOCKS 97.85%
Amusement, Gambling, and Recreation Industries 4.39%
The Walt Disney Co.	39,400	$1,190,668
Broadcasting (except Internet) 1.16%
Comcast Corp. - Special Class A	22,828	315,255
Building Material and Garden Equipment 3.52%
Home Depot, Inc.	34,875	954,180
Chemical Manufacturing 20.36%
Abbott Laboratories	9,163	499,292
Amgen, Inc. (a)	17,070	961,895
Bristol-Myers Squibb Co.	38,380	971,398
Merck & Co., Inc.	35,680	1,291,973
Mylan, Inc. (a)	47,180	843,106
Pfizer, Inc.	52,620	956,105
		5,523,769
Clothing and Clothing Accessories Stores 3.85%
Nordstrom, Inc.	31,245	1,045,145
Credit Intermediation and Related Activities 5.67%
The Bank Of New York Mellon Corp.	27,395	729,803
Wells Fargo & Co.	28,785	807,131
		1,536,934
Food Services and Drinking Places 7.61%
McDonald’s Corp.	10,500	664,125
Starbucks Corp. (a)	63,890	1,399,191
		2,063,316
General Merchandise Stores 4.08%
Wal-Mart Stores, Inc.	20,315	1,108,183
Health and Personal Care Stores 3.37%
Walgreen Co.	23,500	913,915
Insurance Carriers and Related Activities 6.13%
Aflac, Inc.	12,032	553,833
Berkshire Hathaway Inc - Class B (a)	331	1,109,843
		1,663,676
Management of Companies and Enterprises 2.82%
Goldman Sachs Group, Inc.	4,515	766,015
Nonstore Retailers 5.75%
eBay, Inc. (a)	63,775	1,560,574
Petroleum and Coal Products Manufacturing 1.34%
Chevron Corp.	4,642	362,262
Professional, Scientific, and Technical Services 3.82%
Accenture PLC	25,220	1,035,029

The accompanying notes are an integral part of these financial statements.

SMEAD VALUE FUND

Schedule of Investments (Continued)

November 30, 2009

	Shares	Value
Publishing Industries 5.77%
Gannett Co., Inc.	21,300	$210,657
Microsoft Corp.	46,050	1,354,331
		1,564,988
Securities, Commodity Contracts, and Other Financial
Investments and Related Activities 7.93%
Franklin Resources, Inc.	13,075	1,412,492
Legg Mason, Inc.	26,105	738,510
		2,151,002
Sporting Goods, Hobby, Book, and Music Stores 2.03%
Cabela’s, Inc. - Class A (a)	45,600	549,936
Telecommunications 5.06%
AT&T, Inc.	25,805	695,187
Verizon Communications, Inc.	21,560	678,277
		1,373,464
Transportation Equipment Manufacturing 3.19%
PACCAR, Inc.	23,350	865,818
TOTAL COMMON STOCKS (Cost $22,374,027)		26,544,129

	Principal
	Amount
SHORT-TERM INVESTMENTS 2.15%
Dreyfus Cash Management Fund, 0.098% (b)	$583,642	583,642
TOTAL SHORT-TERM INVESTMENTS (Cost $583,642)		583,642

TOTAL INVESTMENTS (Cost $22,957,669) 100.00%		27,127,771
Other Assets in Excess of Liabilities 0.00%		659
TOTAL NET ASSETS 100.00%		$27,128,430

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Variable rate security; the rate shown represents the rate at November 30, 2009.

The accompanying notes are an integral part of these financial statements.

SMEAD VALUE FUND

Statement of Assets and Liabilities

November 30, 2009

Assets
Investments, at value (cost $22,957,669)	$27,127,771
Dividends and interest receivable	39,217
Receivable for Fund shares sold	500
Other assets	10,835
Total Assets	27,178,323

Liabilities
Payable to affiliates	17,591
Payable for distribution fees	10,863
Payable to Adviser	5,713
Accrued expenses and other liabilities	15,726
Total Liabilities	49,893
Net Assets	$27,128,430

Net Assets Consist Of:
Paid-in capital	$24,898,268
Undistributed net investment income	88,568
Undistributed net realized loss from investments	(2,028,508)
Net unrealized appreciation on investments	4,170,102
Net Assets	$27,128,430

Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	1,496,356

Net asset value, offering price and redemption price per share	$18.13

The accompanying notes are an integral part of these financial statements.

SMEAD VALUE FUND

Statement of Operations

For the Year Ended November 30, 2009

Investment Income
Dividend income(1)	$313,178
Interest income	1,598
Total Investment Income	314,776

Expenses
Advisory fees	108,417
Administration fees	35,659
Transfer agent fees and expenses	26,987
Fund accounting fees	26,147
Audit and tax fees	16,274
Custody fees	12,924
Legal fees	12,681
Distribution fees	11,055
Chief Compliance Officer fees and expenses	8,127
Federal and state registration fees	7,538
Reports to shareholders	4,555
Trustees’ fees and related expenses	3,592
Other expenses	2,303
Total Expenses	276,259
Less waivers and reimbursement by Adviser	(74,054)
Net Expenses	202,205

Net Investment Income	112,571

Realized and Unrealized Gain (Loss) on Investments
Net realized loss from investments	(1,138,085)
Change in net unrealized appreciation on investments	6,392,797
Net Realized and Unrealized Gain on Investments	5,254,712
Net Increase in Net Assets from Operations	$5,367,283

(1)  Net of $216 in foreign withholding tax.

The accompanying notes are an integral part of these financial statements.

SMEAD VALUE FUND

Statement of Changes in Net Assets

	Year Ended	Period Ended
	November 30, 2009	November 30, 2008(1)

From Operations
Net investment income	$112,571	$51,782
Net realized loss from investments	(1,138,085)	(897,877)
Change in net unrealized appreciation (depreciation)
on investments	6,392,797	(2,222,696)
Net increase (decrease) in net assets from operations	5,367,283	(3,068,791)

From Distributions
Net investment income	(68,330)	—
Net decrease in net assets resulting
from distributions paid	(68,330)	—

From Capital Share Transactions
Proceeds from shares sold	18,193,804	7,269,361
Proceeds from shares issued from transfers in-kind	—	2,175,800
Net asset value of shares issued to shareholders
in payment of distributions declared	68,330	—
Payments for shares redeemed	(1,602,852)	(1,206,175)
Net increase in net assets
from capital share transactions	16,659,282	8,238,986
Total Increase in Net Assets	21,958,235	5,170,195

Net Assets
Beginning of period	5,170,195	—
End of period	$27,128,430	$5,170,195

Undistributed Net Investment Income	$88,568	$50,962

(1)  The Fund commenced operations on January 2, 2008.

The accompanying notes are an integral part of these financial statements.

SMEAD VALUE FUND

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended	Period Ended
	November 30, 2009	November 30, 2008(1)
Net Asset Value, Beginning of Period	$14.07	$25.00

Income (loss) from investment operations:
Net investment income	0.10	0.14
Net realized and unrealized
gain (loss) on investments	4.14	(11.07)
Total from Investment Operations	4.24	(10.93)

Less distributions paid:
From net investment income	(0.18)	—
Total distributions paid	(0.18)	—
Net Asset Value, End of Period	$18.13	$14.07
Total Return(2)(3)	30.55%	(43.72)%

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$27,128	$5,170
Ratio of expenses to average net assets:
Before waiver and expense reimbursement	1.91%	3.51	%(4)
After waiver and expense reimbursement	1.40%	1.40	%(4)
Ratio of net investment income to average net assets:
Before waiver and expense reimbursement	0.27%	(1.00	)%(4)
After waiver and expense reimbursement	0.78%	1.11	%(4)
Portfolio turnover rate(3)	14.28%	57.59%

(1)	The Fund commenced operations on January 2, 2008.
(2)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(3)	Not annualized for periods less than one year.
(4)	Annualized.

The accompanying notes are an integral part of these financial statements.

SMEAD VALUE FUND
Notes to Financial Statements
November 30, 2009

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Smead Value Fund (the “Fund”) represents a distinct series with its own investment objectives and policies within the Trust. The investment objective of the Fund is long-term capital appreciation. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Fund became effective and commenced operations on January 2, 2008. Effective September 29, 2009, the Fund issued a new class of shares, Advisor Class Shares, and renamed the existing class as Investor Class Shares. The Advisor Share Class did not commence operations, and was closed on October 28, 2009. The Investor Share Class is subject to a 0.25% distribution fee.  Each class of shares has identical rights and privileges except with respect to the distribution fees, and voting rights on matters affecting a single class of shares. Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Smead Capital Management, Inc. (the “Adviser”).

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the stock is traded.

Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price.  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day.  When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees.  These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value.  The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

SMEAD VALUE FUND
Notes to Financial Statements (Continued)
November 30, 2009

Debt securities other than short-term instruments are valued at the mean between the closing bid and asked prices provided by a Pricing Service.  If the closing bid and asked prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models.  Short-term debt securities, such as commercial paper, bankers acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost.  If a short-term debt security has a maturity of greater than 60 days, it is valued at market price.

Redeemable securities issued by open-end, registered investment companies, including money market funds, are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value.  ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  ASC 820 also requires enhanced disclosures regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of November 30, 2009:

SMEAD VALUE FUND
Notes to Financial Statements (Continued)
November 30, 2009

	Level 1	Level 2	Level 3	Total
Equity
Manufacturing	$6,751,848	$—	$—	$6,751,848
Retail Trade	6,131,934	—	—	6,131,934
Finance and Insurance	5,351,613	—	—	5,351,613
Information	3,253,706	—	—	3,253,706
Accommodation and
Food Services	2,063,316	—	—	2,063,316
Arts and Entertainment
and Recreation	1,190,668	—	—	1,190,668
Professional, Scientific,
and Technical Services	1,035,029	—	—	1,035,029
Management of
Companies and
Enterprises	766,015	—	—	766,015
Total Equity	26,544,129	—	—	26,544,129
Short-Term Investments	$583,642	$—	$—	$583,642
Total Investments
in Securities	$27,127,771	$—	$—	$27,127,771

The Fund did not hold any investments during the period with significant unobservable inputs which would be classified as Level 3.

GAAP requires enhanced disclosures that enable investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.  Management has determined that there is no impact on the Fund’s financial statements of these requirements, as the Fund did not hold financial derivative instruments during the year.

(b)	Federal Income Taxes

The Fund complies with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

As of and during the year ended November 30, 2009, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. federal tax authorities for the tax periods since the commencement of operations.

SMEAD VALUE FUND
Notes to Financial Statements (Continued)
November 30, 2009

(c)	Distributions to Shareholders

The Fund will distribute any net investment income and any net realized long or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. Income and capital gains distributions may differ from GAAP, primarily due to timing differences in the recognition of income, gains and losses by the Fund. To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.

(d)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(e)	Share Valuation

The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading.

(f)	Expenses

Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are allocated between the funds of the Trust based upon the ratio of the net assets of each fund to the combined net assets of the Trust, or other equitable means. Expenses directly attributable to a class of shares, which presently only include distribution fees, are recorded to the specific class.

(g)	Other

Investment transactions are recorded on the trade date. The Fund determines the gain or loss from investment transactions based on the first in, first out method. Dividend income, less foreign withholding tax, is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(h)	Subsequent Events Evaluation

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events through January 28, 2010, the date the Financial Statements were issued.  This evaluation resulted in the disclosure of the following subsequent events:

SMEAD VALUE FUND
Notes to Financial Statements (Continued)
November 30, 2009

1)	Effective December 7, 2009, the Fund issued a new class of shares, the Institutional Class shares, which commenced operations on December 18, 2009.

2)	On December 28, 2009 and December 29, 2009, the Fund declared and paid, respectively, a distribution from ordinary income of $151,968.

(3)	Federal Tax Matters

The tax character of distributions paid during the year ended November 30, 2009 was as follows:

Ordinary Income	$68,330
Long-Term Capital Gain	$—

As of November 30, 2009, the components of accumulated earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$23,172,714
Gross tax unrealized appreciation	4,680,412
Gross tax unrealized depreciation	(725,355)
Net tax unrealized appreciation	$3,955,057
Undistributed ordinary income	88,433
Undistributed long-term capital gain	—
Total distributable earnings	$88,433
Other accumulated losses	(1,813,327)
Total accumulated gains	$2,230,163

The tax basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales.

On the Statement of Assets and Liabilities, the following adjustments were made for permanent tax adjustments:

Undistributed Net Investment Income/(Loss)	$(6,770)
Accumulated Net Realized Gain/(Loss)	$6,770

At November 30, 2009, the Fund had capital loss carryforwards of $748,657 and $1,064,670 which will expire November 30, 2016 and November 30, 2017, respectively.

(4)	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Adviser for its management services at the annual rate of 0.75% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses at least through January 2, 2011, at the discretion of the Adviser and the Board of Trustees, to the extent necessary to ensure that the Fund’s operating expenses do not exceed 1.40% (the “Expense Limitation Cap”) of the

SMEAD VALUE FUND
Notes to Financial Statements (Continued)
November 30, 2009

Fund’s average daily net assets. For the year ended November 30, 2009, expenses of $74,054 incurred by the Fund were waived by the Adviser. Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap; provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring in:

2011	$99,031
2012	$74,054

(5)	Distribution Plan

On July 28, 2009, the Trust adopted a plan pursuant to Rule 12b-1 (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% of the Fund’s average daily net assets of  Investor Class Shares for services to prospective Fund shareholders and distribution of Fund shares.  During the year ended November 30, 2009, the Fund accrued expenses of $11,055 pursuant to the 12b-1 Plan.  As of November 30, 2009, the Distributor was owed fees of $10,863.

(6)	Related Party Transactions

A Trustee of the Trust is affiliated with U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A., which provide accounting, administration, transfer agency and custodian services to the Fund.  A Trustee of the Trust is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

(7)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

	Year Ended	Period Ended
	November 30, 2009	November 30, 2008(1)
Shares sold	1,223,146	347,147
Shares issued to holders in
reinvestment of distribution	5,032	—
Shares issued from transfers in-kind	—	89,838
Shares redeemed	(99,229)	(69,578)
Net increase	1,128,949	367,407

(1)	The Fund commenced operations on January 2, 2008.

(8)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the year ended November 30, 2009, were $18,201,192 and

SMEAD VALUE FUND
Notes to Financial Statements (Continued)
November 30, 2009

$2,039,570, respectively. There were no purchases or sales of U.S. government securities for the Fund.

(9)	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. At November 30, 2009, Charles Schwab & Co., Inc., for the benefit of its customers, held 91.4% of the Fund’s outstanding shares.

(10)	Results of Shareholder Meeting (Unaudited)

A Special Meeting of Shareholders of the Fund was held September 28, 2009 at the offices of U.S. Bancorp Fund Services, LLC, 777 East Wisconsin Avenue, Milwaukee, Wisconsin, pursuant to notice given to all shareholders of record of the Fund at the close of business on July 31, 2009.  At the Special Meeting, shareholders were asked to approve the following:

PROPOSAL 1.

To approve a Rule 12b-1 Distribution Plan and related Rule 12b-1 fee of 0.25% for the Fund.

The tabulation of the shareholder votes rendered the following results:

	Votes For	Non Votes	Abstained
Proposal 1	974,391	44,373	20,609

SMEAD VALUE FUND
Report of Independent Registered Public Accounting Firm

To the Shareholders and
Board of Trustees
Smead Value Fund
(Trust for Professional Managers)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smead Value Fund (the “Fund”), a series of the Trust for Professional Managers, as of November 30, 2009, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two periods in the period then ended.  These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of November 30, 2009 by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smead Value Fund as of November 30, 2009, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
January 28, 2010

SMEAD VALUE FUND
Basis for Trustees’ Approval of Investment Advisory Agreement
(Unaudited)

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on October 23, 2009 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Smead Value Fund (the “Fund”), a series of the Trust, and Smead Capital Management, Inc., the Fund’s investment adviser (the “Adviser”).  In advance of the meeting, the Trustees requested and received materials to assist them in considering the renewal of the Agreement.  The materials provided contained information with respect to the factors enumerated below, including the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Fund’s performance, as well as the advisory fees and other expenses of the Fund, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Fund by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management personnel, comparative fee information relating to the Fund and the Adviser’s other separately-managed accounts with strategies similar to that of the Fund, a summary detailing key features of the policies and procedures comprising the Adviser’s written compliance program and the SEC’s limited scope examination of the Adviser in January 2009, and a code of ethics certification) and other pertinent information.  Mr. Tony A. Scherrer, senior vice president and portfolio manager of the Adviser and a co-portfolio manager of the Fund, attended the Trustees’ meeting on October 23, 2009 and provided a report to the Trustees regarding the Fund.  The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information.  Based on their evaluation of the information provided by the Adviser, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement until August 31, 2010.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND.

The Trustees considered the nature, extent and quality of services provided by the Adviser to the Fund and the amount of time devoted to the Fund’s affairs by the Adviser’s staff.  The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund, including the investment strategies implemented by the Adviser, as well as the qualifications, experience and responsibilities of William W. Smead and Tony A. Scherrer, the Fund’s portfolio managers, and other key personnel at the Adviser involved in the day-to-day activities of the Fund.  The Trustees reviewed information provided by the Adviser in a due diligence summary, including the structure of the Adviser’s compliance program and a

SMEAD VALUE FUND
Basis for Trustees’ Approval of Investment Advisory Agreement
(Unaudited) (Continued)

summary detailing the key features of the compliance policies and procedures, acknowledgement that no deficiencies or violations were noted by the SEC during the course of its examination of the Adviser, and the Adviser’s marketing activity and goals and its continuing commitment to the growth of Fund assets.  The Trustees noted that during the course of the prior year they had met with representatives of the Adviser in person to discuss the Fund’s performance and outlook, along with the marketing and compliance efforts made by the Adviser.  The Trustees also noted any services that extended beyond portfolio management, and they considered the trading capability of the Adviser, including its use of Charles Schwab as its primary broker.  The Trustees discussed in detail the Adviser’s handling of compliance matters, including the reports of the Fund’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program.  The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services provided to the Fund, as well as the Adviser’s compliance policies and procedures, were satisfactory and reliable.

2.	INVESTMENT PERFORMANCE OF THE ADVISER AND THE FUND.

The Trustees discussed the Fund’s performance for the three-month and one-year periods ended September 30, 2009, and the overall performance by the Adviser since the inception of the Fund on January 2, 2008.  In assessing the quality of the portfolio management services delivered by the Adviser, the Trustees also compared the short-term and long-term performance of the Fund on both an absolute basis and in comparison to a benchmark index, the S&P 500 Index.  The Trustees noted that the Fund’s performance was positive for the three-month period ended September 30, 2009, but was negative for the one-year period ended September 30, 2009 and since the Fund’s inception on January 2, 2008.  For the three-month and one-year periods ended September 30, 2009, the Fund outperformed its benchmark index.  The Trustees noted that the overall performance of the Fund since its inception on January 2, 2008 was slightly lower than, but generally in line with, its benchmark index.  After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for the Fund was satisfactory under current market conditions.  Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the Adviser’s continued management.

3.	COSTS OF SERVICES AND PROFITS REALIZED BY THE ADVISER.

The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Fund.  The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selections.  The Trustees considered data relating to the cost structure of the Fund relative to a peer group of large-cap value funds, as compiled by Lipper,

SMEAD VALUE FUND
Basis for Trustees’ Approval of Investment Advisory Agreement
(Unaudited) (Continued)

Inc., and the Adviser’s separately-managed accounts, as well as the fee waivers and expense reimbursements of the Adviser.

The Trustees also considered the overall profitability of the Adviser, reviewing the Adviser’s financial information and noting that the Adviser has provided substantial subsidies for the Fund’s operations since the Fund’s inception and had not yet recouped those subsidies.  The Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Agreement and the expense subsidization undertaken by the Adviser, as well as the Fund’s brokerage practices, noting that the Adviser makes no effort to seek soft dollar arrangements.  These considerations were based on materials requested by the Trustees and the Fund’s administrator specifically for the October 23, 2009 meeting at which the Agreement was formally considered, as well as the in-person presentations made by the Adviser over the course of the year.

The Trustees noted that the Fund’s contractual management fee of 0.75% was above the peer group median of 0.70%, but fell below the peer group high of 0.996%.  The Trustees noted that the Fund’s total expenses (net of fee waivers and expense reimbursements) of 1.40% was the highest among its peer group (the peer group median was 0.967%).  The Trustees also compared the fees paid by the Fund to the fees paid by separately-managed accounts of the Adviser with strategies similar to that of the Fund and noted that the fees were similar at certain asset levels.

The Trustees concluded that the Fund’s expenses and the fees paid to the Adviser were fair and reasonable in light of the comparative performance and expense and management fee information.  The Trustees noted that the Adviser had not yet achieved a profit in acting as investment adviser to the Fund and that the Adviser maintained adequate profit levels to support the services to the Fund from the revenues of its overall investment advisory activities, despite its subsidies to support the Fund’s operations.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS.

The Trustees compared the Fund’s expenses relative to its peer group and discussed realized and potential economies of scale.  The Trustees also reviewed the structure of the Fund’s management fee and whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders).  The Trustees reviewed all fee waivers and expense reimbursements by the Adviser with respect to the Fund.  The Trustees noted that the Fund’s management fee structure did not contain any breakpoint reductions as the Fund’s assets grow in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis.  The Trustees concluded that the Adviser’s management fee structure and any applicable expense waivers were reasonable and reflect a sharing of economies of scale between the Adviser and the Fund at the Fund’s current asset level.

SMEAD VALUE FUND
Basis for Trustees’ Approval of Investment Advisory Agreement
(Unaudited) (Continued)

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND.

The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its association with the Fund.  The Trustees examined the brokerage practices of the Adviser with respect to the Fund, noting that the Adviser receives no soft dollar benefits from its relationship with the Fund.  The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition, appear to be reasonable, and in many cases may benefit the Fund through growth in assets.

CONCLUSIONS

The Trustees considered all of the foregoing factors.  In considering the renewal of the Agreement, the Trustees did not identify any one factor as all-important, but rather considered all of these factors collectively in light of the Fund’s surrounding circumstances.  Based on this review, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Agreement with the Fund as being in the best interests of the Fund and its shareholders.

SMEAD VALUE FUND
Additional Information
(Unaudited)

Tax Information

The Fund designates 100% of its ordinary income distribution for the year ended November 30, 2009, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended November 30, 2009, 100% of dividends paid from net ordinary income qualify for the dividends received deduction available to corporate shareholders.

Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-877-807-4122.

Independent Trustees
Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Dr. Michael D. Akers	Trustee	Indefinite	Professor and	18	Independent
615 E. Michigan St.		Term; Since	Chair of Accounting,		Trustee, USA
Milwaukee, WI 53202		August 22,	Marquette		MUTUALS
Age: 54		2001	University		(an open-end
			(2004–present);		investment
			Associate Professor		company with
			of Accounting,		two portfolios).
Marquette University
(1996–2004).
Gary A. Drska	Trustee	Indefinite	Captain, Midwest	18	Independent
615 E. Michigan St.		Term; Since	Airlines, Inc.		Trustee, USA
Milwaukee, WI 53202		August 22,	(airline company)		MUTUALS
Age: 53		2001	(1985– present);		(an open-end
			Director, Flight		investment
			Standards &		company with
			Training		two portfolios).
(1990–1999).

SMEAD VALUE FUND
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Jonas B. Siegel	Trustee	Indefinite	Managing Director,	18	None.
615 E. Michigan St.		Term; Since	Chief Administrative
Milwaukee, WI 53202		October 23,	Officer (“CAO”) and
Age: 66		2009	Chief Compliance
Officer (“CCO”),
Granite Capital
International Group,
L.P. (an investment
management firm)
(1994–present); Vice
President, Secretary,
Treasurer and CCO
of Granum Series
Trust (an open-end
investment company)
(1997–2007);
President, CAO
and CCO, Granum
Securities, LLC
(an investment
banking firm)
(1997–2007).
Interested Trustees and Officers
Joseph C. Neuberger(1)	Chairperson,	Indefinite	Executive Vice	18	Trustee, Buffalo
615 E. Michigan St.	President	Term; Since	President, U.S.		Funds (an open-
Milwaukee, WI 53202	and	August 22,	Bancorp Fund		end investment
Age: 47	Trustee	2001	Services, LLC		company with
			(1994–present).		ten portfolios);
Trustee, USA
MUTUALS (an
open-end
investment
company with
two portfolios).
John Buckel	Vice	Indefinite	Fund Administration	N/A	N/A
615 E. Michigan St.	President,	Term; Since	and Compliance,
Milwaukee, WI 53202	Treasurer	January 11,	U.S. Bancorp Fund
Age: 52	and	2008	Services, LLC
	Principal		(2004–present);
	Accounting		UMB Investment
	Officer		Services Group
(2000–2004).

SMEAD VALUE FUND
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Kristin M. Cuene	Chief	Indefinite	Attorney,	N/A	N/A
615 E. Michigan St.	Compliance	Term; Since	Compliance Officer,
Milwaukee, WI 53202	Officer	January 23,	U.S. Bancorp Fund
Age: 40+		2009	Services, LLC
(2008–present);
Attorney, Investment
Management, Quarles
& Brady, LLP
(2007–2008);
Student, University
of Pennsylvania
(2004–2007).
Rachel A. Spearo	Secretary	Indefinite	Vice President and
615 E. Michigan St.		Term; Since	Legal Compliance
Milwaukee, WI 53202		November 15,	Officer, U.S.	N/A	N/A
Age: 30		2005	Bancorp Fund
Services, LLC
(2004–present).
Jennifer A. Lima	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator;
Milwaukee, WI 53202		January 10,	U.S. Bancorp Fund
Age: 35		2008	Services, LLC
(2002–present).

(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

(This Page Intentionally Left Blank.)

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION (Unaudited)

The Fund has adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-877-807-4122. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling, toll free, 1-877-807-4122, or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

SMEAD VALUE FUND

Investment Adviser	Smead Capital Management, Inc.
1420 Fifth Avenue
Suite 2625
Seattle, Washington 98101

Legal Counsel	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Independent Registered Public	Cohen Fund Audit Services, Ltd.
Accounting Firm	800 Westpoint Parkway
Suite 1100
Westlake, Ohio 44145

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 N. River Center Drive
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael D. Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. Dr. Akers holds a Ph. D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2009	FYE 11/30/2008
Audit Fees	$13,500	$13,000
Audit-Related Fees	0	0
Tax Fees	2,500	2,500
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Fund Audit Services, Ltd applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2009	FYE 11/30/2008
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2009	FYE 11/30/2008
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(b)	(1) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(2) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(c)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Professional Managers

By (Signature and Title)  /s/ Joesph Neuberger
Joseph Neuberger, President

Date   2/3/2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Joesph Neuberger
Joseph Neuberger, President

Date   2/3/2010

By (Signature and Title)   /s/ John Buckel
John Buckel, Treasurer

Date   2/3/2010